                              Overnight Address with checks:
Mailing Address               F.C.N.P.C.                         Mailing Address                    [LOGO] ANCHOR NATIONAL
with checks:                  Attn:  P.O. Box 100330             without checks:
P. O. Box 100330              1111 Arroyo Parkway                P. O. Box 54299                    1 SunAmerica Center
Pasadena, CA  91189-0001      Pasadena, CA  91105                Los Angeles, CA   90054-0299       Los Angeles, CA   90067-6022
--------------------------------------------------------------------------------------------------------------------------------
PARTICIPANT ENROLLMENT FORM                                                                                       ANG-512 (3/99)
DO NOT USE HIGHLIGHTER.  Please Print or type.

A. PARTICIPANT        [ ] Mr.     [ ] Mrs.     [ ] Ms.     [ ] Miss     [ ] Dr.     [ ] Sr.     [ ] Jr.

                      ----------------------------------------------------------------------------------------------------------
                      LAST NAME                                     FIRST NAME                                MIDDLE INITIAL

                      ----------------------------------------------------------------------------------------------------------
                      STREET ADDRESS

                      ----------------------------------------------------------------------------------------------------------
                      CITY                                            STATE                                       ZIP CODE

                      MO.     DAY      YR.       [ ] M   [ ] F                                            (    )
                      --------------------                            ---------------------------          ---- ----------------
                         DATE OF BIRTH               SEX               SOC. SEC. OR TAX ID NUMBER            TELEPHONE NUMBER

                      JOINT PARTICIPANT(IF ANY, MUST BE SPOUSE)
                                                               -----------------------------------------------------------------
                                                               LAST NAME                  FIRST NAME              MIDDLE INITIAL

                      MO.     DAY      YR.       [ ] M   [ ] F                                            (    )
                      --------------------                            ---------------------------          ---- ----------------
                         DATE OF BIRTH               SEX               SOC. SEC. OR TAX ID NUMBER            TELEPHONE NUMBER


B. ANNUITANT
  (Complete only      ----------------------------------------------------------------------------------------------------------
   if different from  LAST NAME                                     FIRST NAME                                MIDDLE INITIAL
   participant)
                      ----------------------------------------------------------------------------------------------------------
                      STREET ADDRESS

                      ----------------------------------------------------------------------------------------------------------
                      CITY                                            STATE                                       ZIP CODE

                      MO.     DAY      YR.       [ ] M   [ ] F                                            (    )
                      --------------------                            ---------------------------          ---- ----------------
                         DATE OF BIRTH               SEX               SOC. SEC. OR TAX ID NUMBER            TELEPHONE NUMBER

                      JOINT PARTICIPANT(IF ANY, MUST BE SPOUSE)
                                                               -----------------------------------------------------------------
                                                               LAST NAME                  FIRST NAME             MIDDLE INITIAL

                      MO.     DAY      YR.       [ ] M   [ ] F                                            (    )
                      --------------------                            ---------------------------          ---- ----------------
                         DATE OF BIRTH               SEX               SOC. SEC. OR TAX ID NUMBER            TELEPHONE NUMBER

C. WITHDRAWAL         [ ] Option 1:  7 Years (with DCA Fixed Account Options)
   CHARGE PERIOD      [ ] Option 2:  9 Years (with Payment Enhancement Provisions)
   (Participant must      (See your financial representative and the prospectus for information about these options.)
   choose one option)

D. DEATH BENEFIT      [ ]  Purchase Payment Accumulation Death Benefit Option
   (Participant must  [ ]  Maximum Anniversary Value Death Benefit Option
    choose one)            (See your financial representative and the prospectus for information about these options.)


E. BENEFICIARY        -----------------------------------------------------------------------------   PRIMARY [ ] CONTINGENT [ ]
                      LAST NAME         FIRST NAME          MIDDLE INITIAL            RELATIONSHIP


                      -----------------------------------------------------------------------------   PRIMARY [ ] CONTINGENT [ ]
                      LAST NAME         FIRST NAME          MIDDLE INITIAL            RELATIONSHIP

F. TYPE OF            [ ] NON-QUALIFIED.  If non-qualified, is this a 1035 Exchange?                  [ ]  YES  [ ]  NO
   CONTRACT               If yes, please complete a "Request for Transfer or 1035 Exchange" form (SA-2500RL).
                      [ ] QUALIFIED, as indicated below.  Is this a direct transfer?                  [ ]  YES  [ ]  NO
                          If yes, please complete a "Request for Transfer or 1035 Exchange" form (SA-2500RL).
                          Please select an appropriate plan for qualified monies.
                      [ ] SEP   [ ] 403(b)        [ ] Terminal funding  [ ] 457  [ ] 401 retirement plan  [ ] IRA Tax Year______
                      [ ] IRA rollover [ ] IRA transfer  [ ] Roth IRA   Roth IRA origination date__________     [ ] Other_______

G. ANNUITY DATE       MO.     DAY      YR.       Date annuity payments ("income payments") begin.  (Must be at least 2 years
                      -----------------------    after the Certificate Date.  Maximum age is the later of the Participant's Age
                          ANNUITY DATE           90 or 10 years after Certificate Date. NOTE: If left blank, the Annuity Date will default to maximum for non-qualified and to 70 1/2 for qualified contracts.)

ANG-512 (3/99)                                                OVER                                               Group Allocated

--------------------------------------------------------------------------------------------------------------------------------
PARTICIPANT ENROLLMENT FORM                                                                                ANG-512 (3/99) SIDE 2
--------------------------------------------------------------------------------------------------------------------------------

H. PURCHASE           [ ] INITIAL PURCHASE PAYMENT: $_____________________
   PAYMENT(S)             Minimum initial payment is [$5,000] for nonqualified contracts; [$2,000] for qualified contracts.
                          Payments may be wired or mailed.  Make check payable to: Anchor National Life Insurance Company and
                          Include Social Security Number on the check.
                      [ ] AUTOMATIC PAYMENTS: $_____________________
                          To establish automatic bank drafts for future Purchase Payments, include a completed "Automatic
                          Payment Authorization" ( Form SA-2233POS), and a voided check.

I. SPECIAL            [ ] SYSTEMATIC WITHDRAWAL:  Check the box at left and include a "Systematic Withdrawal
   FEATURES               Application" ( Form R-5550SW).
                      [ ] DOLLAR COST AVERAGING:  Check the box at left and include a completed "Dollar Cost Averaging
                          Application"  (Form R2-5551DCA).
                      [ ] PRINCIPAL ADVANTAGE:  Check the box at left. Under Investment Instructions, indicate the fixed account desired and specify other allocations as percentages.

J. TELEPHONE/         Do you wish to authorize telephone TRANSFERS, subject to the conditions set forth below? [ ]  YES [ ]  NO
    INTERNET          Do you wish to authorize Internet TRANSFERS, subject to the conditions set forth below?  [ ]  YES [ ]  NO
    TRANSFERS         (If no election is indicated the Company will default to yes for transfers via the
    AUTHORIZATION     telephone or Internet.)  I authorize the Company to accept telephone and/or Internet instructions for transfers in any amount among investment options from anyone providing proper identification subject to restrictions and limitations contained in the certificate and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone or Internet instruction not authorized by me. The
                      Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record.  For Internet transfers the Company will require proper password or Internet authentication, keep records of all such transactions and send confirmations to the address of record.

                      Do you authorize the delivery of the prospectus and other required documentation to your personal
                      Internet Address in lieu of receipt by mail?         [ ]  YES       [ ]  NO
                      If YES, You MUST indicate Your Internet Address in the space provided.
                                                                                             ----------------------------------
                                                                                                      Internet Address

K. SPECIAL
    INSTRUCTIONS      ----------------------------------------------------------------------------------------------------------

                      ----------------------------------------------------------------------------------------------------------

L. STATEMENT OF       This Certificate [ ]  WILL [ ]  WILL NOT replace an existing life insurance or annuity contract.
   PARTICIPANT        (If this will replace an existing policy, please indicate name of issuing company and contract number below.)

                      COMPANY NAME                                           CONTRACT NUMBER
                                  ------------------------------------                      ------------------------------------

                      I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Enrollment Form shall be a part of any Certificate issued by the COMPANY. I
                      VERIFY MY UNDERSTANDING THAT ALL PURCHASE PAYMENTS AND VALUES PROVIDED BY THE CERTIFICATE, WHEN BASED ON
                      INVESTMENT EXPERIENCE OF THE VARIABLE PORTFOLIOS, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. IF
                      THE RETURN OF PURCHASE PAYMENTS IS REQUIRED UNDER THE RIGHT TO EXAMINE PROVISION OF THE CERTIFICATE, I
                      UNDERSTAND THAT THE COMPANY RESERVES THE RIGHT TO ALLOCATE MY PURCHASE PAYMENT(S) AND ANY INITIAL PAYMENT
                      ENHANCEMENT(S), IF APPLICABLE, TO THE CASH MANAGEMENT PORTFOLIO UNTIL THE END OF THE RIGHT TO EXAMINE
                      PERIOD. I FURTHER UNDERSTAND THAT AT THE END OF THE RIGHT TO EXAMINE PERIOD, THE COMPANY WILL ALLOCATE MY
                      FUNDS ACCORDING TO MY INVESTMENT INSTRUCTIONS. I UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE
                      MULTI-YEAR FIXED ACCOUNT OPTIONS ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH MAY RESULT IN
                      UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS AVAILABLE FOR WITHDRAWAL. I UNDERSTAND THE TERMS OF THE
                      WITHDRAWAL CHARGE PERIOD THAT I SELECTED. I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR
                      [POLARIS II] INCLUDING THE SUNAMERICA SERIES TRUST AND ANCHOR SERIES TRUST PROSPECTUSES. I HAVE READ THEM
                      CAREFULLY AND UNDERSTAND THEIR CONTENTS.

                      Signed at
                               ----------------------------------------------------------------     ----------------------------
                                   CITY                                    STATE                    DATE

                      ----------------------------------------------------------          --------------------------------------
                      OWNER'S SIGNATURE                                                   REGISTERED REPRESENTATIVE'S SIGNATURE

                      ----------------------------------------------------------
                      JOINT OWNER'S SIGNATURE (IF APPLICABLE)

M. LICENSED/          Will this Certificate replace in whole or in part any existing life insurance or annuity contract?
   REGISTERED                                                                                                   [ ]  YES [ ]  NO
   REPRESENTATIVE
                      ----------------------------------------------------------------------------------------------------------
                      REPRESENTATIVE'S LAST NAME            FIRST NAME             MIDDLE INITIAL               SOC. SEC. NUMBER

   INFORMATION
                      -------------------------------------------------------------------------------   ------------------------
                      REPRESENTATIVE'S STREET ADDRESS                CITY                      STATE    ZIP CODE

                                                  (      )
                      ------------------------    ---------------------------------------------------   ------------------------
                      BROKER/DEALER FIRM NAME     REPRESENTATIVE'S TELEPHONE NO.                        LICENSED AGENT ID NUMBER


ANG-512 (3/99)


--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INSTRUCTIONS FOR FIXED ACCOUNT OPTIONS AND  VARIABLE PORTFOLIOS                               ANG-512 (3/99)  Side 3
--------------------------------------------------------------------------------------------------------------------------------

Choose from the Variable Portfolios and the applicable Fixed Account Options listed below. If Dollar Cost Averaging was selected in Section I, then [Form R2-5551DCA] must accompany this Participant Enrollment Form. Allocations must be expressed in whole percentages and total allocation must equal 100%.

VARIABLE PORTFOLIOS

       _____ PORTFOLIO _____      _____  MANAGER ______          _____ PORTFOLIO _____      _____ MANAGER ______

       __%   Cash Management      SunAmerica Asset Mgmt.         __%   "Dogs" of Wall       SunAmerica Asset Mgmt.
                                  Corp.                                Street               Corp.
       __%   Government &         Wellington  Mgmt. Co., LLP     __%   Alliance Growth      Alliance Capital Mgmt.
             Quality Bond                                                                   L.P.

       __%   Corporate Bond       Federated Investors            __%   Growth               Wellington  Mgmt. Co.,
                                                                                            LLP
       __%   Global Bond          Goldman Sachs Asset Mgmt.      __%   Putnam Growth        Putnam Investment Mgmt.,
                                                                                            Inc.
       __%   High-Yield Bond      SunAmerica Asset Mgmt.         __%   Real Estate          Davis Selected Advisers,
                                  Corp.                                                     L.P.
       __%   Worldwide High       Morgan Stanley Asset           __%   Natural Resources    Wellington  Mgmt. Co.,
             Income               Mgmt.                                                     LLP

       __%   SunAmerica Balanced  SunAmerica Asset Mgmt.         __%   MFS Mid-Cap Growth   Massachusetts Financial
                                  Corp.                                                     Services Co.
       __%   MFS Total Return     Massachusetts Financial        __%   Capital              Wellington  Mgmt. Co.,
                                  Services Co.                         Appreciation         LLP
       __%   Asset Allocation     Goldman Sachs Asset Mgmt.      __%   Aggressive Growth    SunAmerica Asset Mgmt.
                                                                                            Corp.
       __%   Utility              Federated Investors            __%   Int'l. Growth and    Putnam Investment Mgmt.,
                                                                       Income               Inc.
       __%   Growth-Income        Alliance Capital Mgmt.         __%   Global Equities      Alliance Capital Mgmt.
                                  L.P.                                                      L.P.
       __%   MFS Growth and       Massachusetts Financial        __%   Int'l. Diversified   Morgan Stanley Asset
             Income               Services Co.                         Equities             Mgmt.

       __%   Federated Value      Federated Investors            __%   Emerging Markets     Putnam Investment Mgmt.,
                                                                                            Inc.
       __%   Venture Value        Davis Selected Advisers, L.P.

FIXED ACCOUNT OPTION GUARANTEE PERIODS

_____% 1 yr.               _____ % 3 yr.              ______% 5 yr.              ______% 7 yr.              _____%10 yr.

DCA FIXED ACCOUNT OPTION GUARANTEE PERIODS

IMPORTANT:   THE DCA FIXED ACCOUNT OPTIONS ARE AVAILABLE ONLY IF OPTION 1 (THE 7 YEAR WITHDRAWAL CHARGE PERIOD) IN SECTION C
WAS SELECTED.  [Form R2-5551DCA] must accompany this Participant Enrollment Form.

_____% 6 Month DCA                  _____% 1 yr. DCA


FRAUD WARNING:  ANY PERSON WHO WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS
AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT MAY BE GUILTY OF INSURANCE FRAUD.


-------------------------------------------       ------------------------------------------                --------------------
PARTICIPANT'S SIGNATURE                           REGISTERED REPRESENTATIVE'S SIGNATURE                     DATE

-------------------------------------------
JOINT PARTICIPANT'S SIGNATURE


REGISTERED/LICENSED REPRESENTATIVE INFORMATION

(   )
-------------------------------------------       -------------------------------------             ----------------------------
REPRESENTATIVE'S TELEPHONE NO.                    LICENSED AGENT ID NUMBER                          BROKER/DEALER FIRM NAME

--------------------------------------------------------------------------------------------------------------------------------
 FOR OFFICE USE ONLY



--------------------------------------------------------------------------------------------------------------------------------

ANG-512 (3/99)